Exhibit 10.49

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is effective as of April 29, 2013 (the "Effective Date"), by and between FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation (the "Company"), and KIRK T. LARSEN (the "Employee") and amends that certain Employment Agreement dated as of March 7, 2013 (the “Agreement”). In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:
1.The first sentence of Section 2 of the Agreement is deleted and the following is inserted in lieu thereof: “Subject to the terms and conditions of this Agreement, Company employees Employee to serve as Corporate Executive Vice President, Finance and Treasurer, or in such other capacity as may be mutually agreed by the parties.”
IN WITNESS WHEREOF the parties have executed this Amendment to be effective as of the date first set forth above.

FIDELITY NATIONAL INFORMATION
SERVICES, INC.

By:/s/James W. Woodall                    /s/ Kirk T. Larsen
Name:     James W. Woodall                    Kirk T. Larsen
Title: Chief Finance Officer

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